UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 5, 2010

PHILLIPS-VAN HEUSEN CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-07572	13-1166910
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
200 Madison Avenue, New York, New York		10016
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  (212)-381-3500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

     (17 CFR 240.13e-4(c))

ITEM 8.01

OTHER EVENTS

On April 5, 2010, Phillips-Van Heusen Corporation (the “Company”) issued a press release announcing receipt of early termination of the Hart-Scott-Rodino Antitrust Improvements Act of 1976 waiting period for the acquisition of Tommy Hilfiger B.V.  A copy of the press release is attached as Exhibit 99.1 to this report.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits.

Exhibit	Description
99.1	Press Release, dated April 5, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILLIPS-VAN HEUSEN CORPORATION

By: /s/ Mark D. Fischer

Mark D. Fischer

Senior Vice President, General Counsel and Secretary

Date: April 5, 2010

Exhibit Index

Exhibit	Description
99.1	Press Release, April 5, 2010.